UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2006

ATLAS PIPELINE PARTNERS, L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14998	23-3011077

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Rouser Road, Moon Township, PA 15108
(Address of Principal Executive Offices) (Zip Code)

(Registrant’s telephone number, including area code) (412) 262-2830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

The information furnished pursuant to Item 7.01 in this report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, unless Atlas Pipeline Partners, L.P. (“Atlas”) specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

On April 11, 2006, Atlas Pipeline Holdings, L.P. (“Holdings”) filed Amendment No. 2 to its Registration Statement on Form S-1 with the Securities and Exchange Commission (the “SEC”) relating to an initial public offering of 3,600,000 common units, representing an approximate 17.1% limited partner interest in it. Upon completion of the offering, Holdings will own a 100% ownership interest in Atlas Pipeline Partners GP, LLC (“Atlas Pipeline GP”), the general partner of Atlas.

Atlas Pipeline GP will own:

(i)	a 2% general partner interest in Atlas, which entitles it to receive 2% of the cash distributed by Atlas;

(ii)	all of the incentive distribution rights in Atlas, which entitle it to receive increasing percentages, up to a maximum of 48.0%, of any cash distributed by Atlas as it reaches certain target distribution levels in excess of $0.42 per Atlas unit in any quarter; and

(iii)	1,641,026 common units of Atlas, representing approximately 13.1% of the outstanding common units of Atlas, or a 12.1% limited partner interest in Atlas.

A registration statement relating to these securities has been filed with the SEC but has not yet been become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. Amendment No. 2 to the registration statement and the related prospectus that will be filed by Holdings with the SEC will be available free of charge at the SEC’s website, www.sec.gov, or you may obtain a prospectus by submitting requests to Lehman Brothers, c/o ADP Financial Services, Integrated Distribution Services, 1155 Long Island Avenue, Edgewood, NY 11717, email: monica_castillo@adp.com or fax (631) 254-7268.

The registration statement contains certain information that may not have been previously made publicly available by Atlas, which information is hereby incorporated by reference herein.

Statements made herein may include forward-looking statements, which involve substantial risks and uncertainties. The completion of the offering is dependent upon numerous factors including market conditions.

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ATLAS PIPELINE PARTNERS, L.P.

By:	Atlas Pipeline Partners GP, LLC its general partner

Dated: April 11, 2006	/s/ Sean P. McGrath

By: Sean P. McGrath
Title: Chief Accounting Officer